Fair Value Measurements	12 Months Ended
Dec. 31, 2013
Fair Value Measurements [Abstract]
Fair Value Measurements

15. Fair Value Measurements

Effective January 1, 2008, the Group adopted ASC 820-10, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Although adoption did not impact the Group’s consolidated financial statements, ASC 820-10 requires additional disclosures to be provided on fair value measurements.

ASC 820-10 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets

Level 2— Include other inputs that are directly or indirectly observable in the marketplace

Level 3—Unobservable inputs which are supported by little or no market activity

ASC 820-10 describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset. When available, the Group uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Group will measure fair value using valuation techniques that use, when possible, current market-based or independently sourced market parameters, such as interest rates and currency rates. The Group measured and reported on its consolidated balance sheets at fair value on a recurring basis.

The following table sets forth the financial instruments, measured at fair value, by level within the fair value hierarchy:

		Fair Value Measurements at Reporting Date Using
	Total Fair Value and Carrying Value on Balance Sheets	Quote Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	RMB	RMB	RMB	RMB
As of December 31, 2012
Cash equivalents	577,169	577,169	—	—
Term deposits	235,000	235,000	—	—
As of December 31, 2013
Cash equivalents	1,111,473	1,111,473	—	—
Term deposits	93,672	93,672	—	—
Restricted cash	10,000	10,000	—	—

Cash equivalents The Group’s cash equivalents consisted of demand deposits and time deposits placed with banks with original maturities of three months or less. The fair values of demand deposits and time deposits placed with banks are determined based on the pervasive interest rate in the market, which are also the interest rates as stated in the contracts with the banks. The Group classifies the valuation techniques that use the pervasive interest rates input as Level 1 of fair value measurement.

Term deposits The fair values of term deposits placed with banks with original maturities of more than three months and up to one year are determined based on the interest rates as stated in the contracts with the banks. The Group classifies the valuation techniques that use the interest rates input as Level 1 of fair value measurement.

Restricted cash Restricted cash represents deposits placed with banks which are restricted as to withdrawal or usage. The cash balance is in verification account which considered being restricted because it cannot be used for operations before the completion of one subsidiary of one of the VIEs registration process. On February 20, 2014, the restrictions were removed and the related cash balance was reclassified to cash and cash equivalents. The fair values of restricted cash are determined based on the pervasive interest rate in the market. The Group classifies the valuation techniques that use the pervasive interest rates input as Level 1 of fair value measurement.

The following are other financial instruments not measured at fair value in the balance sheets but for which the fair value is estimated for disclosure purposes.

Short-term receivables and payables Accounts receivable, prepayment and other current assets, and amounts due from related parties are financial assets with carrying values that approximate fair value due to their short term nature. Accounts payable, amounts due to related parties, advances from customers, salary and welfare payable, and accrued expenses and other current liabilities are financial liabilities with carrying values that approximate fair value due to their short term nature. The Group estimated fair values of short-term receivables and payables using the discounted cash flow method. The Group classifies the valuation technique as Level 3 of fair value measurement, as it uses estimated cash flow input which is unobservable in the market.

Other non-current assets Other non-current assets are financial assets with carrying values that approximate fair value due to the change in fair value after considering the discount rate, being immaterial. The Group estimated fair values of other non-current assets using the discounted cash flow method. The Group classifies the valuation technique as Level 3 of fair value measurement, as it uses estimated cash flow input which is unobservable in the market.